UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim U.S. Government Mortgage Securities Portfolio (Initial Class)

Annual Report

December 31, 2011

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Portfolio. Such offering is made only by the prospectus of the Portfolio, which includes details as to offering price and other information.

Management Discussion

The Maxim U.S. Government Mortgage Securities Portfolio (the “Portfolio”) was structured to be duration neutral relative to its composite benchmark (80% Barclays Capital U.S. MBS Index and 20% Barclays Capital U.S. Government Index) (the “Benchmark”). An underweight to Government debt was offset with an allocation to structured MBS, CMBS, ABS and corporate bonds, with the expectation that spread assets would generate strong performance. Portfolio asset class allocations reflected a modest underweight to MBS pass-throughs at the beginning of the year.

Spread product underperformed Government debt in 2011, driven by uncertainty around the Eurozone crisis and U.S. policy changes, including the Fed’s asset purchase program and reinvestment strategy. As the European sovereign credit crisis deepened, capital flows were impacted via a flight to quality into the U.S. Treasury market.

The best performing sectors were Government debt, especially long duration, and GNMA MBS. The GNMA trend was stronger than anticipated due to increased refinancing in conventional mortgages as well as demand from foreign buyers.

The Portfolio (Initial Class shares) maintained an underweight to Government debt, which caused underperformance vs. the Benchmark. Allocations were maintained to out of Benchmark credit sectors - corporates, ABS and CMBS. These allocations underperformed Government debt in the Benchmark as a result of the flight to quality / out of credit trade. Duration was held neutral, but due to curve positioning, was a slightly negative contributor to return. Sector and security selection generated 95% of performance. MBS performance was essentially flat vs. the Benchmark.

Specified pools remain the core strategy in the Portfolio, focusing on characteristics such as loan balance and seasoning for extension protection; super premiums remain at a modest underweight because of the pipeline of delinquent loans which are potentially bought out at par. The Portfolio will continue to take advantage of relative value opportunities within the investable universe, and allocations away from the Benchmark will be undertaken cautiously.

The views and opinions in this report were current as of December 31, 2011 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Portfolio holdings are subject to change at any time. Portfolio returns are net of fees unless otherwise noted.

Growth of $10,000

This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Year	Portfolio	Composite Index*	Barclays Capital U.S. MBS Index	Barclays Capital U.S. Government Index
	10,000.00	10,000.00	10,000.00	10,000.00
2002	10,983.00	10,929.82	10,874.90	11,149.50
2003	11,259.77	11,249.50	11,208.43	11,412.18
2004	11,647.11	11,750.89	11,735.45	11,808.98
2005	11,899.85	12,058.83	12,042.10	12,122.04
2006	12,421.06	12,646.62	12,671.18	12,543.40
2007	13,228.43	13,564.04	13,545.87	13,629.54
2008	14,082.99	14,805.15	14,675.60	15,318.23
2009	14,929.38	15,437.50	15,539.84	14,981.23
2010	15,762.14	16,271.13	16,374.33	15,808.20
2011	16,663.73	17,375.61	17,394.45	17,234.10

* The composite index consists of an 80% weighting to the Barclays Capital U.S. MBS Index and a 20% weighting to the Barclays Capital U.S. Government Index.

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Five Years	Ten Years
Initial Class	5.72%	6.05%	5.24%

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Maturity Date as of December 31, 2011

Maturity	% of Portfolio Investments
1 to 3 Years	2.06%
3 to 5 Years	1.47%
5 to 10 Years	7.89%
10 to 20 Years	12.05%
20 to 30 Years	70.00%
Over 30 Years	3.58%
Short Term Investments	2.95%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/11)	Ending Account Value (12/31/11)	Expenses Paid During Period* (07/01/11 – 12/31/11)

Actual	$1,000.00	$1,030.60	$3.05

Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$3.03

*Expenses are equal to the Portfolio’s annualized expense ratio of 0.60% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

Fund Directors and Officers

Maxim Series Fund, Inc. (the “Fund”) is organized under Maryland law, and is governed by the Board of Directors (the “Board”). The Board is responsible for overall management of the Fund’s business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. Each Director oversees 63 portfolios, each of which is a series of the Fund. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The following table provides information about each of the Directors and executive officers of the Fund.

Independent Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Sanford Zisman** (1939) 1982	Attorney, Law Firm of Zisman & Ingraham, P.C.
Gail H. Klapper (1943) 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	Director, Guaranty Bancorp
Stephen G. McConahey (1943) (2011)	Chairman, SGM Capital, LLC

*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**Mr. Zisman serves as lead Independent Director of the Fund.

Interested Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008

Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, GW Capital Management, LLC

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or GW Capital Management, LLC.

Officers
Name (Year of Birth) Title Length of Time Served	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President & Chief Executive Officer 2008

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers

(1967)

Chief Financial Officer & Treasurer

2008 (as Treasurer and Investment Operations Compliance Officer)

2010 (as Chief Financial Officer, Treasurer, and Investment Operations Compliance Officer)

2011 (as Chief Financial Officer & Treasurer)

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Chief Financial Officer & Treasurer, GW Capital Management, LLC

Beverly A. Byrne (1955) Chief Legal Counsel & Chief Compliance Officer 1997 – 2010 (as Secretary) 2004 (as Chief Compliance Officer)

Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, GW Capital Management, LLC

Ryan L. Logsdon (1974) Assistant Vice President, Counsel & Secretary 2010	Assistant Vice President & Counsel, Great-West Life & Annuity Insurance Company; Assistant Vice President, Counsel & Secretary, GW Capital Management, LLC

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

Schedule of Investments

As of December 31, 2011

Principal Amount			Value

BONDS AND NOTES
Asset-Backed Securities — 0.47%
$ 1,500,000	ACE Securities Corp Series 2007-D1 Class A2(a)(b)
	6.34%, 02/25/2038	$	870,419
895,834	NCUA Guaranteed Notes Series 2010-C1 Class A1
	1.60%, 10/29/2020		907,210

			1,777,629

Basic Materials — 0.17%
602,500	Xstrata Finance Canada Ltd(b)
	5.80%, 11/15/2016		657,254

Communications — 0.29%
750,000	Crown Castle Towers LLC(b)
	6.11%, 01/15/2020		827,504
250,000	Pearson Funding Two PLC(b)
	4.00%, 05/17/2016		263,960

			1,091,464

Consumer, Cyclical — 0.40%
500,000	Cintas Corp No 2
	2.85%, 06/01/2016		512,771
933,809	UAL 2009-2A Pass Through Trust
	9.75%, 01/15/2017		1,008,514

			1,521,285

Consumer, Non-cyclical — 0.14%
250,000	Brambles USA Inc(b)
	5.35%, 04/01/2020		266,732
250,000	Corn Products International Inc
	3.20%, 11/01/2015		258,300

			525,032

Energy — 0.82%
500,000	Gulfstream Natural Gas System LLC(b)
	6.95%, 06/01/2016		578,997
250,000	Husky Energy Inc
	5.90%, 06/15/2014		271,718
456,727	Kern River Funding Corp(b)
	4.89%, 04/30/2018		499,244
250,000	Panhandle Eastern Pipeline Co LP
	6.20%, 11/01/2017		284,458
250,000	Sunoco Logistics Partners Operations LP
	8.75%, 02/15/2014		279,430
500,000	Transocean Inc
	4.95%, 11/15/2015		510,574
500,000	Weatherford International Ltd/Bermuda
	9.63%, 03/01/2019		646,646

			3,071,067

Principal Amount			Value

Financial — 0.65%
$ 1,165,310	BGS CTL
	6.36%, 06/15/2033(b)(c)	$	1,359,695
500,000	Camden Property Trust
	5.38%, 12/15/2013		522,569
500,000	Duke Realty LP
	6.75%, 03/15/2020		548,588

			2,430,852

Industrial — 0.29%
250,000	Agilent Technologies Inc
	5.00%, 07/15/2020		279,932
473,279	Federal Express Corp 1998 Pass Through Trust
	6.85%, 01/15/2019		520,607
250,000	Pall Corp
	5.00%, 06/15/2020		283,014

			1,083,553

Mortgage-Backed Securities — 86.41%
463,760	Americold LLC Trust Series 2010-ARTA Class A1(b)
	3.85%, 01/14/2029		480,394
1,635,665	Citicorp Residential Mortgage Securities Inc Series 2006-2 Class A6(a)
	5.67%, 09/25/2036		1,562,786
	Federal Home Loan Mortgage Corp
24,815	9.00%, 12/01/2014		27,391
30,021	9.50%, 06/01/2020		30,107
16,530	11.00%, 06/01/2020		19,655
56,293	11.00%, 07/01/2020		67,409
68,462	11.00%, 08/01/2020		81,982
966	9.50%, 09/01/2020		966
423,004	5.50%, 04/01/2022		458,205
1,018,559	4.50%, 03/01/2024		1,079,972
3,862,018	4.50%, 04/01/2024		4,094,876
2,162,995	4.50%, 05/01/2024		2,293,411
1,652,243	4.50%, 12/01/2024		1,751,863
28,762	9.50%, 04/01/2025		34,758
1,531,599	4.00%, 03/01/2026		1,609,812
3,000,000	3.00%, 12/01/2026		3,104,779
	Series T-34 Class A1V
158,304	0.53%, 07/25/2031(d)		156,201
296,307	7.50%, 03/01/2032		354,440
253,157	7.00%, 09/01/2032		294,330
1,076,528	5.50%, 05/01/2033		1,173,285
717,410	5.50%, 06/01/2033		781,890
2,335,582	5.50%, 08/01/2033		2,551,667
423,079	5.50%, 01/01/2034		461,105
1,255,675	5.50%, 10/01/2034		1,367,749
1,509,967	5.00%, 08/01/2035		1,624,683
4,593,289	5.00%, 09/01/2035		4,950,251
601,929	5.50%, 09/01/2035		655,277
3,669,905	5.00%, 12/01/2035		3,948,718
2,233,256	6.00%, 01/01/2036		2,466,082
1,868,679	6.00%, 03/01/2036		2,063,497
958,516	6.00%, 07/01/2036		1,067,731

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

Schedule of Investments

As of December 31, 2011

Principal Amount		Value

Mortgage-Backed Securities — (continued)
$ 1,647,058	6.00%, 11/01/2036	$1,814,653
719,180	6.00%, 08/01/2037	792,360
409,969	5.50%, 05/01/2038	445,407
287,929	6.00%, 05/01/2038	317,227
1,375,650	5.00%, 06/01/2038	1,479,732
1,796,163	6.00%, 06/01/2038	1,975,000
1,322,501	4.50%, 03/01/2039	1,402,591
2,360,748	4.00%, 08/01/2039	2,479,582
1,375,336	4.50%, 09/01/2039	1,458,625
1,034,822	4.50%, 11/01/2039	1,097,491
867,319	4.50%, 02/01/2040	919,572
1,902,028	4.50%, 04/01/2040	2,016,619
2,840,282	4.50%, 06/01/2040	3,035,365
3,989,792	4.50%, 07/01/2040	4,263,828
	Federal National Mortgage Association
35,820	6.50%, 07/01/2014	38,008
472,144	6.50%, 02/01/2017	517,566
405,712	6.00%, 03/01/2017	442,085
93,370	5.50%, 01/01/2018	100,768
1,332,213	5.50%, 04/01/2018	1,461,301
1,707,332	5.00%, 05/01/2018	1,860,234
153,401	5.00%, 06/01/2018	166,598
2,306,660	5.00%, 08/01/2018	2,515,192
2,658	9.50%, 03/01/2020	3,138
96,298	9.50%, 09/01/2020	111,990
22,030	8.50%, 08/01/2021	22,100
652,025	5.00%, 06/01/2023	701,801
16,427	8.50%, 08/01/2024	19,677
2,503,889	4.00%, 07/01/2025	2,641,534
1,994,043	4.00%, 09/01/2025	2,103,660
1,679,603	4.00%, 12/01/2025	1,771,935
2,958,848	3.50%, 01/01/2026	3,096,946
1,719,513	3.50%, 03/01/2026	1,799,768
96,190	8.50%, 11/01/2026	112,190
3,000,000	3.00%, 12/01/2026	3,103,373
1,447,053	4.50%, 02/01/2030	1,547,639
159,285	7.00%, 02/01/2031	185,751
224,696	7.00%, 09/01/2031	261,991
615,592	6.50%, 12/01/2031	702,694
296,391	7.00%, 12/01/2031	345,271
1,721,987	6.50%, 01/01/2032	1,968,311
146,578	7.00%, 01/01/2032	170,917
694,511	6.50%, 02/01/2032	792,630
572,947	6.00%, 02/01/2033	628,732
859,028	6.00%, 03/01/2033	962,142
2,096,488	5.50%, 07/01/2033	2,291,798
4,476,109	5.00%, 09/01/2033	4,840,650
887,374	5.50%, 09/01/2033	970,042
486,230	5.00%, 11/01/2033	525,830
1,355,756	5.50%, 11/01/2033	1,500,277
584,862	5.50%, 12/01/2033	639,348
844,405	5.50%, 03/01/2034	922,542
272,467	5.50%, 04/01/2034	297,680
2,105,091	5.50%, 10/01/2034	2,299,886
1,205,161	5.50%, 12/01/2034	1,316,681
1,245,608	5.50%, 01/01/2035	1,367,877
3,460,694	5.50%, 02/01/2035	3,781,259
1,143,382	5.50%, 05/01/2035	1,248,471
225,487	5.00%, 08/01/2035	243,780

Principal Amount		Value

Mortgage-Backed Securities — (continued)
$ 1,203,172	5.00%, 09/01/2035	$1,301,160
1,479,303	5.00%, 10/01/2035	1,599,317
1,209,913	5.50%, 10/01/2035	1,321,872
595,563	5.50%, 11/01/2035	650,301
2,069,646	6.00%, 12/01/2035	2,288,972
1,623,929	5.50%, 01/01/2036	1,773,185
1,638,785	6.00%, 01/01/2036	1,812,451
680,080	6.00%, 02/01/2036	750,237
447,426	5.50%, 03/01/2036	488,549
639,557	6.00%, 03/01/2036	707,333
3,586,430	5.50%, 04/01/2036	3,916,060
1,831,865	5.50%, 05/01/2036	2,000,233
1,658,030	5.50%, 06/01/2036	1,808,866
517,641	6.00%, 12/01/2036	571,041
1,082,268	5.50%, 01/01/2037	1,181,740
973,249	6.00%, 05/01/2037	1,072,738
1,076,849	5.00%, 07/01/2037	1,164,549
1,788,951	5.50%, 03/01/2038	1,949,461
6,083,472	4.50%, 02/01/2039	6,492,481
3,556,187	4.00%, 03/01/2039	3,739,087
7,299,827	4.50%, 03/01/2039	7,774,167
6,186,602	4.50%, 04/01/2039	6,616,751
2,048,316	5.00%, 04/01/2039	2,227,296
5,730,355	4.50%, 05/01/2039	6,182,373
994,122	5.00%, 05/01/2039	1,080,987
6,046,462	4.50%, 06/01/2039	6,493,786
9,523,618	4.50%, 08/01/2039	10,151,728
1,192,641	5.50%, 08/01/2039	1,299,648
3,642,123	4.50%, 11/01/2039	3,878,788
3,668,870	5.00%, 11/01/2039	4,004,357
1,607,853	5.00%, 12/01/2039	1,754,878
2,137,367	4.50%, 03/01/2040	2,276,253
687,636	4.50%, 09/01/2040	736,187
1,868,441	4.50%, 11/01/2040	1,989,852
1,934,933	5.00%, 01/01/2041	2,105,064
481,339	4.00%, 03/01/2041	506,246
2,197,187	4.50%, 06/01/2041	2,352,319
1,988,478	4.00%, 09/01/2041	2,099,137
2,227,715	4.50%, 10/01/2041	2,385,002
2,989,031	4.00%, 12/01/2041	3,143,696
	Series 2004-W1 Class 1A7
967,987	5.68%, 11/25/2043	1,092,630
	Government National Mortgage Association
4,744	7.50%, 10/15/2013	4,834
10,105	9.00%, 07/15/2018	10,146
4,468	9.50%, 05/20/2022	5,351
10,318	8.00%, 11/20/2023	12,225
9,380	7.50%, 10/20/2028	11,155
6,758	7.50%, 12/20/2028	8,023
3,046,858	5.00%, 06/15/2033	3,394,486
922,205	5.00%, 10/20/2033	1,026,299
1,618,401	6.00%, 12/20/2033	1,837,694
850,120	5.00%, 02/20/2034	946,077
826,754	5.50%, 11/20/2034	933,121
437,749	5.50%, 02/20/2035	494,068
616,583	5.50%, 04/20/2035	695,910
815,612	5.00%, 12/20/2035	906,909
12,020,202	5.00%, 01/15/2039	13,329,182
486,462	5.50%, 05/20/2039	546,008

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

Schedule of Investments

As of December 31, 2011

Principal Amount		Value

Mortgage-Backed Securities — (continued)
$ 3,139,626	4.50%, 08/15/2039	$3,431,709
11,592,165	4.00%, 05/20/2040	12,424,989
2,872,341	4.00%, 11/15/2040	3,085,882
4,775,403	4.00%, 01/15/2041	5,130,424
4,808,549	4.50%, 02/20/2041	5,283,994
4,777,337	4.00%, 03/20/2041	5,119,065
1,744,760	4.00%, 05/20/2041	1,869,565
2,979,831	4.00%, 08/15/2041	3,201,363
1,274,290	GS Mortgage Securities Corp II Series 2005-GG4 Class AABA
	4.68%, 07/10/2039	1,291,160
2,700,000	HSBC Home Equity Loan Trust Series 2007-2 Class A3F(a)
	6.14%, 07/20/2036	2,672,166
	JP Morgan Chase Commercial Mortgage Securities Corp Adjusted Series 2005-LDP5 Class A4
5,000,000	5.21%, 12/15/2044(d)	5,531,000
	Adjusted Series 2005-LDP5 Class AM
500,000	5.25%, 12/15/2044(d)	526,480
	Series 2011-C4 Class A2
1,750,000	3.34%, 07/15/2046(b)	1,806,779
	Morgan Stanley Capital I Series 2004-IQ7 Class A4
1,250,000	5.41%, 06/15/2038(d)	1,334,896
	Series 2005-IQ10 Class A4A
4,000,000	5.23%, 09/15/2042(d)	4,401,272
	Series 2007-T25 Class AM
365,000	5.54%, 11/12/2049(d)	377,570
	Residential Funding Mortgage Securities II Inc Guaranteed Series 2006-HI5 Class A3
800,000	5.50%, 08/25/2025	672,750
	Series 2006-HI2 Class A3
313,565	5.79%, 02/25/2036	313,647
828,702	Sequoia Mortgage Trust Series 2011-1 Class A1(d) 4.13%, 02/25/2041	824,271
	Vendee Mortgage Trust Series 1993-3 Class 1
1,169,556	5.68%, 09/15/2023(d)	1,323,060
	Series 1996-3 Class 1Z
2,455,187	6.75%, 09/15/2026	2,877,940
	Series 2011-2 Class V
1,985,058	3.75%, 02/15/2028	2,153,633
	Series 2003-1 Class G
2,192,383	5.75%, 03/15/2030	2,270,039
	Series 2002-1 Class 1A
1,155,840	6.00%, 10/15/2031	1,331,744
	Series 2008-1 Class GD
4,030,113	5.25%, 01/15/2032	4,472,144

Principal Amount			Value

Mortgage-Backed Securities — (continued)
$ 3,646,414	Wachovia Bank Commercial Mortgage Trust Series 2004-C10 Class A4
	4.75%, 02/15/2041	$	3,822,638

			324,967,833

Technology — 0.07%
250,000	Fiserv Inc
	3.13%, 10/01/2015		256,100

U.S. Government Agency Obligations — 0.42%
1,300,000	Federal Home Loan Bank
	5.00%, 11/17/2017		1,560,130

U.S. Treasury Bonds and Notes — 8.62%
	U.S. Treasury Bond/Note
6,300,000	0.13%, 09/30/2013		6,287,450
1,000,000	4.88%, 08/15/2016		1,186,016
1,000,000	1.00%, 08/31/2016		1,010,938
750,000	1.88%, 08/31/2017		784,981
2,000,000	2.25%, 07/31/2018		2,127,188
2,000,000	1.75%, 10/31/2018		2,058,438
1,000,000	2.75%, 02/15/2019		1,095,234
500,000	3.38%, 11/15/2019		569,961
1,000,000	2.63%, 08/15/2020		1,078,516
1,100,000	2.63%, 11/15/2020		1,184,218
2,000,000	3.13%, 05/15/2021		2,233,124
4,000,000	2.13%, 08/15/2021		4,102,500
1,000,000	6.38%, 08/15/2027		1,515,781
400,000	5.38%, 02/15/2031		570,125
2,000,000	4.50%, 02/15/2036		2,617,188
3,400,000	3.75%, 08/15/2041		3,998,720

			32,420,378

Utilities — 0.23%
348,000	Pnpp II Funding Corp
	8.83%, 05/30/2016		408,499
425,000	Westar Energy Inc
	6.00%, 07/01/2014		465,988

			874,487

TOTAL BONDS AND NOTES — 98.98%
(Cost $354,528,471)		$	372,237,064

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

Schedule of Investments

As of December 31, 2011

Principal Amount			Value
SHORT TERM INVESTMENTS
Repurchase Agreements
11,315,000	Undivided interest of 25.67% in a repurchase agreement (principal amount/value $44,085,000 with a maturity value of $44,085,098) with Cantor Fitzgerald & CO, 0.02%, dated 12/30/11, to be repurchased at $11,315,025 on 1/3/12, collateralized by U.S. Treasury, 2.13% - 2.50%, 4/30/15 - 2/29/16, with a value of $44,966,800.		11,315,000

TOTAL SHORT TERM INVESTMENTS — 3.01%
(Cost $11,315,000)		$	11,315,000

TOTAL INVESTMENTS — 101.99%
(Cost $365,843,471)		$	383,552,064

OTHER ASSETS & LIABILITIES, NET — (1.99)%		$	(7,493,967)

TOTAL NET ASSETS — 100.00%		$	376,058,097

(a)

Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2011. Maturity date disclosed represents final maturity date.

(b)	Restricted security; at December 31, 2011, the aggregate cost and market value of the securities was $7,825,353 and $7,610,978, respectively, representing 2.02% of net assets.
(c)	Illiquid security; at December 31, 2011, the aggregate cost and market value of illiquid securities was $1,165,310 and $1,359,695, respectively, representing 0.36% of net assets.
(d)	Interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2011.

Security classes presented herein are not necessarily the same as those used for determining the Portfolio’s compliance with its investment objectives and restrictions, as the Portfolio uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes.

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Assets and Liabilities

As of December 31, 2011

Maxim U.S. Government Mortgage Securities Portfolio

ASSETS:
Investments in securities, market value(a)	$383,552,064
Cash	12,134
Interest receivable	1,594,951
Subscriptions receivable	667,950

Total Assets	385,827,099

LIABILITIES:
Payable to investment adviser	190,344
Redemptions payable	1,236,515
Payable for investments purchased	8,342,143

Total Liabilities	9,769,002

NET ASSETS	$376,058,097

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,029,189
Paid-in capital in excess of par	354,707,779
Net unrealized appreciation on investments	17,708,593
Accumulated net realized gain on investments	612,536

TOTAL NET ASSETS	$376,058,097

CAPITAL STOCK:
Authorized	90,000,000
Issued and Outstanding	30,291,892

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:	$12.41

(a) Cost of investments	$365,843,471

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Operations

For the fiscal year ended December 31, 2011

Maxim U.S. Government Mortgage Securities Portfolio

INVESTMENT INCOME:
Interest	$14,611,007
Income from securities lending	3,630

Total Income	14,614,637

EXPENSES:
Management fees	2,230,362

Total Expenses	2,230,362

NET INVESTMENT INCOME	12,384,275

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	2,071,565
Change in net unrealized appreciation on investments	5,984,818

Net Realized and Unrealized Gain on Investments	8,056,383

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,440,658

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Changes in Net Assets

For the fiscal years ended December 31, 2011 and 2010

	2011	2010
Maxim U.S. Government Mortgage Securities Portfolio

OPERATIONS:
Net investment income	$12,384,275	$14,471,673
Net realized gain on investments	2,071,565	4,085,541
Change in net unrealized appreciation on investments	5,984,818	2,566,105

Net Increase in Net Assets Resulting from Operations	20,440,658	21,123,319

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,463,061)	(14,471,501)
From net realized gains	(1,541,721)	(4,904,983)

Total Distributions	(14,004,782)	(19,376,484)

CAPITAL SHARE TRANSACTIONS:
Shares sold	131,224,751	220,833,485
Shares issued in reinvestment of distributions	14,004,782	19,376,484
Shares redeemed	(172,818,261)	(237,436,411)

Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(27,588,728)	2,773,558

Total Increase (Decrease) in Net Assets	(21,152,852)	4,520,393

NET ASSETS:
Beginning of year	397,210,949	392,690,556

End of year	$376,058,097	$397,210,949

CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold	10,597,451	17,736,055
Shares issued in reinvestment of distributions	1,132,245	1,575,648
Shares redeemed	(13,987,010)	(19,100,496)

Net Increase (Decrease)	(2,257,314)	211,207

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Financial Highlights

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Maxim U.S. Government Mortgage Securities Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$12.20	$12.14	$12.03	$11.82	$11.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.42	0.46	0.50	0.54	0.54
Net realized and unrealized gain	0.26	0.22	0.21	0.21	0.20

Total Income From Investment Operations	0.68	0.68	0.71	0.75	0.74

LESS DISTRIBUTIONS:
From net investment income	(0.42)	(0.46)	(0.50)	(0.54)	(0.54)
From net realized gains	(0.05)	(0.16)	(0.10)	–	–

Total Distributions	(0.47)	(0.62)	(0.60)	(0.54)	(0.54)

NET ASSET VALUE, END OF YEAR	$12.41	$12.20	$12.14	$12.03	$11.82

TOTAL RETURN(a)	5.72%	5.58%	6.01%	6.46%	6.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$376,058	$397,211	$392,691	$374,814	$377,546
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	3.33%	3.67%	4.20%	4.53%	4.77%
Portfolio turnover rate	62%	62%	54%	30%	75%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

Notes to Financial Statements

As of December 31, 2011

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of sixty-three portfolios. Interests in the Maxim U.S. Government Mortgage Securities Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek the highest level of return consistent with preservation of capital and substantial credit protection. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (variable insurance contracts), to individual retirement account (IRA) owners, to qualified retirement plans and college savings programs, and to asset allocation portfolios that are a series of the Fund.

The Board of Directors has approved a new share class for the Portfolio, Class L, which became effective with the SEC on July 19, 2011. This report includes information for the Initial Class; Class L has not yet been capitalized.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Net Asset Value

The net asset value of the Portfolio’s shares is determined by dividing the net assets attributable to the Portfolio by the number of issued and outstanding shares of the Portfolio on each business day.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which approximates fair value. Short-term securities purchased with more than 60 days remaining until maturity are valued on the basis of quotations from brokers or dealers or pricing services, and will continue to be priced until final maturity.

Fixed income investments are normally valued on the basis of quotations from brokers or dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Independent pricing services are utilized when possible and approved by the Board of Directors. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Fixed Income Investments:
Corporate Bonds and Notes; Government and Government Agency Obligations (Domestic and Foreign)

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.

Commercial Mortgage Backed; Residential Mortgage Backed; Asset Backed Obligations

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include new issue data, monthly payment information, collateral performance, and third party real estate analysis.

Short Term Investments:	Amortized cost.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets. The fair value for some Level 2 securities may be obtained from pricing services. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data.

As of December 31, 2011, 100% of the Portfolio’s investments are valued using Level 2 inputs. At no point during the year did the Portfolio hold securities valued with Level 3 inputs. A breakdown of the Portfolio’s sector and industry classifications is included in the Schedule of Investments. The Portfolio recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no significant transfers between Levels 1 and 2 during the year.

Risk Factors

Investing in the Portfolio may involve certain risks including, but not limited to, the following.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Portfolio. These events may have adverse effects on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Portfolio’s ability to achieve its investment objective.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

The Portfolio invests in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

Restricted and Illiquid Securities

The Portfolio may own certain investment securities which are restricted as to resale. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. These securities are deemed illiquid unless it is otherwise determined that such securities are liquid pursuant to the Board-approved guidelines established in the Fund’s Policy and Procedures regarding Liquidity.

The Portfolio may own certain investment securities that have been deemed illiquid because no quoted market exists. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

Repurchase Agreements

The Portfolio may engage in repurchase agreement transactions with institutions that the Portfolio’s investment adviser has determined are creditworthy. The Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

The Portfolio, along with certain other portfolios in the Fund, may invest in repurchase agreement transactions that are jointly collateralized by various U.S. Treasury or Agency obligations.

Dividends

Dividends from net investment income of the Portfolio, if any, are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection.

Interest income, including amortization of discounts and premiums, is recorded daily.

Financing Transactions

To earn additional income, the Portfolio may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the Portfolio of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the Portfolio’s current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom the Portfolio sells the security files for bankruptcy or becomes insolvent, the Portfolio’s right to repurchase the security may be restricted. There were no amounts owed to brokers under these agreements at December 31, 2011.

Federal Income Taxes

The Portfolio’s policy complies with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. The Portfolio intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed net investment income and capital gains. Therefore, no federal income taxes or excise tax provision is required.

As of and during the year ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Portfolio did not incur any interest or penalties.

The Portfolio files U.S. Federal and State tax returns. The statute of limitations on the Portfolio’s U.S. Federal tax returns remain open for the fiscal years ended 2008 through 2011. The statute of limitations on the Portfolio’s State tax returns may remain open for an additional year depending on the jurisdiction.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” (ASU No. 2010-06). ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy roll forward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Portfolio adopted the disclosure provisions of ASU No. 2010-06 for its fiscal year beginning January 1, 2010 and adopted the Level 3 purchase, sales, issuances and settlement provisions for its fiscal year beginning January 1, 2011. The adoption of ASU No. 2010-06 did not have an impact on the Portfolio’s financial position or the results of its operations.

In April 2011, the FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements” (ASU No. 2011-03). ASU No. 2011-03 removes from the assessment of effective control the criterion requiring a transferor to have the ability to repurchase or redeem the financial assets transferred in a repurchase arrangement. This requirement was one of the criterions under ASU topic 860 that entities used to determine whether a transferor maintained effective control. Entities are still required to consider all the effective control criterion under ASU topic 860; however, the elimination of this requirement may lead to more conclusions that a repurchase agreement should be accounted for as a secured borrowing rather than a sale. ASU No. 2011-03 is effective for the first interim or annual period beginning on or after December 15, 2011. The Portfolio will adopt ASU No. 2011-03 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-03 does not have an impact on the Portfolio’s financial position or the results of its operations.

In May 2011, the FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs” (ASU No. 2011-04). ASU No. 2011-04 does not extend the use of the existing concept or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Portfolio will adopt ASU No. 2011-04 for its fiscal year beginning January 1, 2012. At this time, the Portfolio is evaluating the impact, if any, of ASU No. 2011-04 on the financial statements and related disclosures.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio. FASCore, LLC, a wholly-owned subsidiary of GWL&A, performed transfer agent servicing functions for the Portfolio until May 13, 2011 when the service moved to an unaffiliated vendor.

The total compensation paid to the independent directors with respect to all sixty-three portfolios for which they serve as Directors was $238,800 for the year ended December 31, 2011. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $10,596,026 and $17,743,561, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $207,497,294 and $199,175,986, respectively.

4. UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2011, the U.S. Federal income tax cost basis was $365,354,544. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $19,007,725 and gross depreciation of securities in which there was an excess of tax cost over value of $810,205 resulting in net appreciation of $18,197,520.

5. SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Portfolio also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The Portfolio had no securities on loan as of December 31, 2011.

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2011 and 2010 were as follows:

		2011		2010
Distributions paid from:
Ordinary income	$	12,150,879	$	15,934,046
Long-term capital gains		1,853,903		3,442,438

	$	14,004,782	$	19,376,484

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$	-
Undistributed capital gains		123,609

Net accumulated earnings		123,609

Net unrealized appreciation on investments		18,197,520
Capital loss carryforwards		-
Post-October losses		-

Tax composition of capital	$	18,321,129

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. For the year ended December 31, 2011 the Portfolio reclassified permanent book and tax differences of $78,786 from accumulated net realized gain on investments to undistributed net investment income. This adjustment had no impact on net assets or the results of operations. Additionally, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

8. TAX INFORMATION (unaudited)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2011, 0.00% qualifies for the dividend received deduction available to the Portfolio’s corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim U.S. Government Mortgage Securities Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim U.S. Government Mortgage Securities Portfolio of the Maxim Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 27, 2012

ITEM 2. CODE	OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT	COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is “independent,” pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $418,850 for fiscal year 2010 and $610,000 for fiscal year 2011.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $84,800 for fiscal year 2010 and $79,500 for fiscal year 2011. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $238,700 for fiscal year 2010 and $263,400 for fiscal year 2011. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)  (1)   Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund’s auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund’s auditors to (a) the Fund’s investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e) (2)

100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2010 equaled $1,060,100 and for fiscal year 2011 equaled $2,329,700.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund’s primary investment adviser.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   INVESTMENTS.

(a) The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)         (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

(3) Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 28, 2012

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer & Treasurer

Date:	February 28, 2012